Exhibit 4.26

FOURTH SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of February 12, 2014, among CHS/COMMUNITY HEALTH SYSTEMS, INC., a Delaware corporation (the “Issuer”), each of the parties identified as a New Subsidiary Guarantor on the signature pages hereto (each, a “New Subsidiary Guarantor” and collectively, the “New Subsidiary Guarantors”), REGIONS BANK, as Trustee under the Indenture (the “Trustee”) and Credit Suisse AG (the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, each of the Issuer, the Guarantors and the Trustee have heretofore executed and delivered to the Trustee an Indenture as amended, supplemented, waived or otherwise modified (the “Indenture”), dated as of August 17, 2012, providing for the issuance of the 5.125% Senior Secured Notes due 2018 (the “Securities”);

WHEREAS, each of the undersigned New Subsidiary Guarantors has deemed it advisable and in its best interest to execute and deliver this Supplemental Indenture, and to become a New Subsidiary Guarantor under the Indenture; and

WHEREAS, pursuant to Section 9.01(4) of the Indenture, the Trustee, the Collateral Agent, the Issuer and the New Subsidiary Guarantors are authorized to execute and deliver this Supplemental Indenture.

NOW THEREFORE, in consideration of the foregoing and for good and valuable consideration, the receipt of which is hereby acknowledged, the Issuer, the New Subsidiary Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Securities as follows:

SECTION 1. Capitalized Terms. Capitalized terms used herein but not defined shall have the meanings assigned to them in the Indenture.

SECTION 2. Guaranties. Each New Subsidiary Guarantor hereby agrees to guarantee the Issuer’s obligations under the Securities on the terms and subject to the conditions set forth in Article 10 of the Indenture and to be bound by all other applicable provisions of the Indenture as a Subsidiary Guarantor.

SECTION 3. Ratification of Indenture; Supplemental Indentures Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, shall inure to the benefit of the Trustee and every Holder of Securities heretofore or hereafter authenticated and the Issuer, the Trustee and every Holder of Securities heretofore or hereafter authenticated and delivered shall be bound hereby.

SECTION 4. Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 5. Trustee Makes No Representation. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.

SECTION 6. Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. The exchange of copies of this Supplemental Indenture and of signature pages by facsimile or other electronic transmission shall constitute effective execution and delivery of this Supplemental Indenture as to the parties hereto and may be used in lieu of the original Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or other electronic transmission shall be deemed to be their original signatures for all purposes.

SECTION 7. Benefits Acknowledged. Each New Subsidiary Guarantor’s Note Guarantee is subject to the terms and conditions set forth in the Indenture. Each New Subsidiary Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Indenture and this Supplemental Indenture and that the guarantee and waivers made by it pursuant to its Note Guarantee are knowingly made in contemplation of such benefits.

SECTION 8. Effect of Headings. The Section headings herein are for convenience only and shall not effect the construction of this Supplemental Indenture.

[Signature page follows]

IN WITNESS WHEREOF, the parties have caused this Supplemental Indenture to be duly executed as of this 12th day of February, 2014.

CHS/Community Health Systems, Inc., a Delaware corporation

By:	/s/ Rachel A. Seifert
Rachel A. Seifert Executive Vice President, Secretary & General Counsel

Armory HMA, LLC, a Mississippi limited liability company

By:	/s/ Rachel A. Seifert
Rachel A. Seifert Executive Vice President and Secretary

Bartow HMA, LLC, a Florida limited liability company

By:	/s/ Rachel A. Seifert
Rachel A. Seifert Executive Vice President and Secretary

Biloxi H.M.A., LLC, a Mississippi limited liability company

By:	/s/ Rachel A. Seifert
Rachel A. Seifert Executive Vice President and Secretary

Brandon HMA, LLC, a Mississippi limited liability company

By:	/s/ Rachel A. Seifert
Rachel A. Seifert Executive Vice President and Secretary

Brevard HMA Holdings, LLC, a Florida limited liability company

By:	/s/ Rachel A. Seifert
Rachel A. Seifert Executive Vice President and Secretary

Brevard HMA Hospitals, LLC, a Florida limited liability company

By:	/s/ Rachel A. Seifert
Rachel A. Seifert Executive Vice President and Secretary

Campbell County HMA, LLC, a Tennessee limited liability company

By:	/s/ Rachel A. Seifert
Rachel A. Seifert Executive Vice President and Secretary

Carlisle HMA, LLC, a Pennsylvania limited liability company

By:	/s/ Rachel A. Seifert
Rachel A. Seifert Executive Vice President and Secretary

Carolinas JV Holdings, L.P., a Delaware limited partnership

By:	Carolinas JV Holdings General, LLC, its general partner

By: /s/Rachel A. Seifert
Rachel A. Seifert Executive Vice President and Secretary

Carolinas JV Holdings General, LLC, a Delaware limited liability company

By:	/s/ Rachel A. Seifert
Rachel A. Seifert Executive Vice President and Secretary

Central Florida HMA Holdings, LLC, a Delaware limited liability company

By:	/s/ Rachel A. Seifert
Rachel A. Seifert Executive Vice President and Secretary

Central States HMA Holdings, LLC, a Delaware limited liability company

By:	/s/ Rachel A. Seifert
Rachel A. Seifert Executive Vice President and Secretary

Chester HMA, LLC, a South Carolina limited liability company

By:	/s/ Rachel A. Seifert
Rachel A. Seifert Executive Vice President and Secretary

Citrus HMA, LLC, a Florida limited liability company

By:	/s/ Rachel A. Seifert
Rachel A. Seifert Executive Vice President and Secretary

Clarksdale HMA, LLC, a Mississippi limited liability company

By:	/s/ Rachel A. Seifert
Rachel A. Seifert Executive Vice President and Secretary

Cocke County HMA, LLC, a Tennessee limited liability company

By:	/s/ Rachel A. Seifert
Rachel A. Seifert Executive Vice President and Secretary

Florida HMA Holdings, LLC, a Delaware limited liability company

By:	/s/ Rachel A. Seifert
Rachel A. Seifert Executive Vice President and Secretary

Fort Smith HMA, LLC, an Arkansas limited liability company

By:	/s/ Rachel A. Seifert
Rachel A. Seifert Executive Vice President and Secretary

Hamlet H.M.A., LLC, a North Carolina limited liability company

By:	/s/ Rachel A. Seifert
Rachel A. Seifert Executive Vice President and Secretary

Health Management Associates, Inc., a Delaware corporation

By:	/s/ Rachel A. Seifert
Rachel A. Seifert Executive Vice President and Secretary

Health Management General Partner, LLC, a Delaware limited liability company

By:	/s/ Rachel A. Seifert
Rachel A. Seifert Executive Vice President and Secretary

Health Management Associates, LP, a Delaware limited partnership

By:	Health Management General Partner, LLC, its general partner

By: /s/ Rachel A. Seifert
Rachel A. Seifert Executive Vice President and Secretary

HMA Fentress County General Hospital, LLC, a Tennessee limited liability company

By:	/s/ Rachel A. Seifert
Rachel A. Seifert Executive Vice President and Secretary

HMA Hospitals Holdings, LP, a Delaware limited partnership

By:	Health Management General Partner, LLC, its general partner

By: /s/ Rachel A. Seifert
Rachel A. Seifert Executive Vice President and Secretary

HMA Santa Rosa Medical Center, LLC, a Florida limited liability company

By:	/s/ Rachel A. Seifert
Rachel A. Seifert Executive Vice President and Secretary

Hospital Management Associates, LLC, a Florida limited liability company

By:	/s/ Rachel A. Seifert
Rachel A. Seifert Executive Vice President and Secretary

Jackson HMA, LLC, a Mississippi limited liability company

By:	/s/ Rachel A. Seifert
Rachel A. Seifert Executive Vice President and Secretary

Jefferson County HMA, LLC, a Tennessee limited liability company

By:	/s/ Rachel A. Seifert
Rachel A. Seifert Executive Vice President and Secretary

Kennett HMA, LLC, a Missouri limited liability company

By:	/s/ Rachel A. Seifert
Rachel A. Seifert Executive Vice President and Secretary

Key West HMA, LLC, a Florida limited liability company

By:	/s/ Rachel A. Seifert
Rachel A. Seifert Executive Vice President and Secretary

Knoxville HMA Holdings, LLC, a Tennessee limited liability company

By:	/s/ Rachel A. Seifert
Rachel A. Seifert Executive Vice President and Secretary

Lehigh HMA, LLC, a Florida limited liability company

By:	/s/ Rachel A. Seifert
Rachel A. Seifert Executive Vice President and Secretary

Lone Star HMA, L.P., a Delaware limited partnership

By:	Mesquite HMA General, LLC, its general partner

By: /s/ Rachel A. Seifert
Rachel A. Seifert Executive Vice President and Secretary

Madison HMA, LLC, a Mississippi limited liability company

By:	/s/ Rachel A. Seifert
Rachel A. Seifert Executive Vice President and Secretary

Melbourne HMA, LLC, a Florida limited liability company

By:	/s/ Rachel A. Seifert
Rachel A. Seifert Executive Vice President and Secretary

Mesquite HMA General, LLC, a Delaware limited liability company

By:	/s/ Rachel A. Seifert
Rachel A. Seifert Executive Vice President and Secretary

Metro Knoxville HMA, LLC, a Tennessee limited liability company

By:	/s/ Rachel A. Seifert
Rachel A. Seifert Executive Vice President and Secretary

Mississippi HMA Holdings I, LLC, a Delaware limited liability company

By:	/s/ Rachel A. Seifert
Rachel A. Seifert Executive Vice President and Secretary

Mississippi HMA Holdings II, LLC, a Delaware limited liability company

By:	/s/ Rachel A. Seifert
Rachel A. Seifert Executive Vice President and Secretary

Monroe HMA, LLC, a Georgia limited liability company

By:	/s/ Rachel A. Seifert
Rachel A. Seifert Executive Vice President and Secretary

Naples HMA, LLC, a Florida limited liability company

By:	/s/ Rachel A. Seifert
Rachel A. Seifert Executive Vice President and Secretary

Poplar Bluff Regional Medical Center, LLC, a Missouri limited liability company

By:	/s/ Rachel A. Seifert
Rachel A. Seifert Executive Vice President and Secretary

Port Charlotte HMA, LLC, a Florida limited liability company

By:	/s/ Rachel A. Seifert
Rachel A. Seifert Executive Vice President and Secretary

Punta Gorda HMA, LLC, a Florida limited liability company

By:	/s/ Rachel A. Seifert
Rachel A. Seifert Executive Vice President and Secretary

River Oaks Hospital, LLC, a Mississippi limited liability company

By:	/s/ Rachel A. Seifert
Rachel A. Seifert Executive Vice President and Secretary

Rockledge HMA, LLC, a Florida limited liability company

By:	/s/ Rachel A. Seifert
Rachel A. Seifert Executive Vice President and Secretary

ROH, LLC, a Mississippi limited liability company

By:	/s/ Rachel A. Seifert
Rachel A. Seifert Executive Vice President and Secretary

Sebastian Hospital, LLC, a Florida limited liability company

By:	/s/ Rachel A. Seifert
Rachel A. Seifert Executive Vice President and Secretary

Sebring Hospital Management Associates, LLC, a Florida limited liability company

By:	/s/ Rachel A. Seifert
Rachel A. Seifert Executive Vice President and Secretary

Southeast HMA Holdings, LLC, a Delaware limited liability company

By:	/s/ Rachel A. Seifert
Rachel A. Seifert Executive Vice President and Secretary

Southwest Florida HMA Holdings, LLC, a Delaware limited liability company

By:	/s/ Rachel A. Seifert
Rachel A. Seifert Executive Vice President and Secretary

Statesville HMA, LLC, a North Carolina limited liability company

By:	/s/ Rachel A. Seifert
Rachel A. Seifert Executive Vice President and Secretary

VAN BUREN H.M.A., LLC, an Arkansas limited liability company

By:	/s/ Rachel A. Seifert
Rachel A. Seifert Executive Vice President and Secretary

Venice HMA, LLC, a Florida limited liability company

By:	/s/ Rachel A. Seifert
Rachel A. Seifert Executive Vice President and Secretary

Winder HMA, LLC, a Georgia limited liability company

By:	/s/ Rachel A. Seifert
Rachel A. Seifert Executive Vice President and Secretary

Yakima HMA, LLC, a Washington limited liability company

By:	/s/ Rachel A. Seifert
Rachel A. Seifert Executive Vice President and Secretary

Regions Bank, as Trustee

By:	/s/ Paul Williams
Paul Williams Vice President

Credit Suisse AG, as Collateral Agent

By:	/s/ Michael Spaight
Michael Spaight Authorized Signatory

By:	/s/ Ryan Long
Ryan Long Authorized Signatory